Non adjusting events after the reporting period	6 Months Ended
Jun. 30, 2026
Non adjusting events after the reporting period
Non adjusting events after the reporting period

18Non adjusting events after the reporting period

On August 5, 2026, the Company entered into an agreement in principle with Mudrick Capital and Yorkville pursuant to a non-binding term sheet involving, among other things: (i) amendments to the Convertible Note Purchase Agreement to accelerate the issuance of the remaining $35 million of Additional Notes thereunder on or before August 12, 2026; (ii) an amendment to the Indenture to provide for a change in the conversion price for all convertible notes issued thereunder from $3.50 to $1.30; (iii) the issuance of $25 million Series A convertible preferred shares under the Preferred Securities Purchase Agreement; (iv) the implementation of amendments to the Fifth Amended and Restated Memorandum and Articles of Association to clarify and supplement certain Mudrick Capital director nomination rights, removal rights, consent rights and other matters included therein (the “Articles Amendments”), subject to approval by the Company’s shareholders and the Company’s obligations with respect to obtaining such shareholder approval; (v) the implementation of a shareholder agreement with Mudrick Capital, providing for similar clarifications and rights to be granted to Mudrick Capital that are anticipated in the Articles Amendments during the period prior to their approval by the Company’s shareholders; and (vi) the restructuring of certain existing employee options to re-price such options at a strike price of $1.30 per ordinary share, the accounting treatment of which remains under evaluation, and the establishment of a new management option pool of 2,767,806 ordinary shares, subject in each case to shareholder approval.

On August 10, 2026, the Company announced an underwritten registered direct offering of 33,333,334 of the Company’s units, with each unit consisting of one ordinary share of the Company and one Tranche C warrant of the Company to purchase one ordinary share, at a price of $1.05 per unit (the “August 2026 Offering”) to a limited number of investors. In connection with the August 2026 Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, as underwriter of the August 2026 Offering. The August 2026 Offering closed on August 11, 2026.

On August 10, 2026, the Company issued 25,000 Series A Convertible Preferred Shares (the “Series A Convertible Preferred Shares”) to YA II PN, Ltd. (“Yorkville”) at a purchase price of $960.00 per Series A Convertible Preferred Share, for an aggregate purchase price of $24 million pursuant to the terms of the Securities Purchase Agreement.

On August 12, 2026, the Company entered into agreements with Mudrick Capital involving, among other things, amendments to the Convertible Note Purchase Agreement (as defined herein) to accelerate the issuance of the remaining $35 million of Additional Notes thereunder (the “Accelerated Mudrick Facility Draw”). Settlement of the Accelerated Mudrick Facility Draw is expected to occur on or about August 13, 2026.